Exhibit 10.25.1

Pages where confidential treatment has been requested are stamped ‘Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,’ and the confidential section has been marked as follows: [***].

CONFIDENTIAL

AMENDMENT NO. 1

TO LINE LICENSE AGREEMENT

between

Ceres, Inc.

and

The Texas A&M University System

This AMENDMENT NO. 1 to the LINE LICENSE AGREEMENT (“AMENDMENT NO. 1”) is made and entered into by and between Ceres, Inc., a Delaware corporation with principal offices at Thousand Oaks, California (“LICENSEE”), and The Texas A&M University System of which Texas AgriLife Research (“AGRILIFE”) is a member, having principal offices in College Station, Texas (“SYSTEM”).

WITNESSETH:

WHEREAS, reference is made to that certain Line License Agreement by and between LICENSEE and SYSTEM dated July 12, 2011 (SYSTEM Internal Ref. No. L-001038) regarding certain sorghum lines created by SYSTEM ( the “AGREEMENT”); and

WHEREAS, LICENSEE has evaluated certain sorghum lines from SYSTEM under a Material Transfer and Evaluation Agreement, effective April 23, 2008; and created certain EXISTING HYBRIDS; and

WHEREAS, SYSTEM, through its member Texas AgriLife Research (“AGRILIFE”), and LICENSEE were parties to a Sponsored Research Agreement dated August 29, 2007 (the “SRA”) and an associated Intellectual Property Rights Agreement dated August 29, 2007 (the “IPRA”), to which the AGREEMENT makes reference, and have subsequently entered into an Amended and Restated Sponsored Research Agreement dated September 24, 2011, which replaces and supersedes the SRA (the “ARSRA”) as well as an associated Amended and Restated Intellectual Property Rights Agreement dated September 24, 2011, which replaces and supersedes the IPRA (the “ARIPRA”), relating to rights and obligations of the Parties pertaining to certain sorghum lines; and

WHEREAS, LICENSEE now desires to commercially utilize certain additional sorghum lines as further described in this AMENDMENT NO. 1 under license subject to the same terms and conditions as provided in the AGREEMENT.

NOW THEREFORE, the Parties hereby agree to amend the AGREEMENT as follows:

1.	DELETE paragraph 1.01 in its entirety and REPLACE it with a new paragraph 1.01 as follows:

1.01.	“LINE” and “LINES” shall mean one or more, as applicable, of the sorghum lines designated as A/B.05040-08CS6466/6465, A/B.05038-08CS6460/6459, A/B.05035-CS2WF1CS4WF2 and A/B.05037-08CS6476/6475, which were created by SYSTEM prior to the conduct of the SRA and in which SYSTEM has ownership rights, and new genetic lines or populations developed by LICENSEE through further selection within the LINES, as distinguished from crossing followed by selection.

2.	DELETE paragraph 1.05 in its entirety and REPLACE it with a new paragraph 1.05 as follows:

1.05	“EXISTING HYBRIDS” shall mean those HYBRIDS designated as EJ 7281, EJ 7282, EJ 7J905, and EJ 7J906 developed and owned by LICENSEE, as contemplated under Article IX.D.(2) of the ARSRA.

3.	DELETE paragraph 2.02 in its entirety and REPLACE it with a new paragraph 2.02 as follows:

2.02

Reservation. SYSTEM reserves an irrevocable, worldwide, nonexclusive, royalty-free right to practice the grant made in Article 2.01 under (i), (ii) and (iii) for research, demonstration and educational purposes only, and not for commercial purposes or for the commercial

L-001038; Amendment No. 1	Page 1 of 2

CONFIDENTIAL

benefit of third parties. Notwithstanding the above, SYSTEM reserves the right to use the LINES A/B.05040-08CS6466/6465, A/B.05038-08CS6460/6459, A/B.05035- CS2WF1CS4WF2 and A/B.05037-08CS6476/6475 in the conduct of research sponsored by any third party subject to its compliance with the provisions of the ARSRA and the ARIPRA, including but not limited to the restrictions on Germplasm Improvement as defined in Article IV.B.(5) of the ARSRA, when exercising this right.

4.	ADD a new paragraph 3.06 as follows:

3.06	Amendment Fee. In consideration for the addition of LINES by amendment to this Agreement, LICENSEE shall pay a single up-front fee of [***] ($[***]) per LINE added by amendment. This fee shall be due within fifteen (15) days of execution of each amendment.

5.	Pursuant to paragraph 6.05 of the AGREEMENT, DELETE ANNEX I, INTELLECTUAL PROPERTY RIGHTS in its entirety and REPLACE it with a new ANNEX I, INTELLECTUAL PROPERTY RIGHTS, attached to this AMENDMENT NO. 1.

6.	DELETE ANNEX II, Royalty Report in its entirety and REPLACE it with a new ANNEX II Royalty Report, attached to this AMENDMENT NO. 1.

Except as provided herein, all terms and conditions of the AGREEMENT remain unchanged and in full force and effect and this AMENDMENT NO. 1 shall form an integral part thereof.

Terms defined in the AGREEMENT are used herein as therein defined.

The Effective Date of this AMENDMENT NO. 1 is August 31, 2012.

Made in two (2) copies.

IN WITNESS WHEREOF, the parties have caused this AMENDMENT NO. 1 to become effective as of the Effective Date

CERES, INC.		THE TEXAS A&M UNIVERSITY SYSTEM

/s/ Michael Stephenson		/s/ Brett Cornwell
By:	Michael Stephenson	Brett Cornwell
Title:	Vice President of Operations	Associate Vice Chancellor for Commercialization
Date:		Date:	8/31/12

/s/ Paul Kuc
By:	Paul Kuc
Title:	Chief Financial Officer
Date:

L-001038; Amendment No. 1	Page 2 of 2

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

CONFIDENTIAL

ANNEX I

to the LINE LICENSE AGREEMENT

between Ceres, Inc. and The Texas A&M University System

INTELLECTUAL PROPERTY RIGHTS

LINE/HYBRID	Application Type	Application Serial No.	Country	Status
EJ 7281	PVP	21806.000172/2011-49	Brazil	Application
EJ 7281	Utility	61/654,251	US	Application
EJ 7281	PVP	201,200,401	US	Application
EJ 7282	PVP	21806.000173/2011-93	Brazil	Application
EJ 7282	Utility	61/654,240	US	Application
EJ 7282	PVP	201,200,402	US	Application

L-001038; Amendment No. 1	ANNEX II-Page 1 of 4

CONFIDENTIAL

ANNEX II

to the LINE LICENSE AGREEMENT

between Ceres, Inc. and The Texas A&M University System

Royalty Report

Date of report: [X]

BUSINESS YEAR of report: [X]

HYBRID: EJ 7281

LINE(s):

A/B.05040-08CS6466/6465

Royalty Calculation
	Base Rate	OTHER CONTRIBUTIONS*	AGRILIFE GENETIC CONTRIBUTION	Royalty Rate
NET SALES	[***]%	0%	50%	[***]%
LICENSE INCOME	[***]%	0%	50%	[***]%

*OTHER CONTRIBUTIONS
Name of Contribution	Deduction %
None	None

Total revenue: [$X]

Additional deductions for NET SALES from Article 1.12(f): None

NET SALES for BUSINESS YEAR: [$X]

Royalties due on NET SALES: [$X]

LICENSE INCOME for BUSINESS YEAR: [$X]

Royalties due on LICENSE INCOME: [$X]

L-001038; Amendment No. 1	ANNEX II-Page 1 of 4

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

CONFIDENTIAL

HYBRID: EJ 7282

LINE(s):

A/B.05038-08CS6460/6459

Royalty Calculation
	Base Rate	OTHER CONTRIBUTIONS*	AGRILIFE GENETIC CONTRIBUTION	Royalty Rate
Net Sales	[***]%	0%	50%	[***]%
License Income	[***]%	0%	50%	[***]%

*OTHER CONTRIBUTIONS
Name of Contribution	Deduction %
None	None

Total revenue: [$X]

Additional deductions for NET SALES from Article 1.12(f): None

NET SALES for BUSINESS YEAR: [$X]

Royalties due on NET SALES: [$X]

LICENSE INCOME for BUSINESS YEAR: [$X]

Royalties due on LICENSE INCOME: [$X]

L-001038; Amendment No. 1	ANNEX II-Page 1 of 4

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

CONFIDENTIAL

HYBRID: EJ 7J906

LINE(s):

A/B.05035-CS2WF1CS4WF2

Royalty Calculation
	Base Rate	OTHER CONTRIBUTIONS*	AGRILIFE GENETIC CONTRIBUTION	Royalty Rate
Net Sales	[***]%	0%	50%	[***]%
License Income	[***]%	0%	50%	[***]%

*OTHER CONTRIBUTIONS
Name of Contribution	Deduction %
None	None

Total revenue: [$X]

Additional deductions for NET SALES from Article 1.12(f): None

NET SALES for BUSINESS YEAR: [$X]

Royalties due on NET SALES: [$X]

LICENSE INCOME for BUSINESS YEAR: [$X]

Royalties due on LICENSE INCOME: [$X]

L-001038; Amendment No. 1	ANNEX II-Page 1 of 4

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

CONFIDENTIAL

HYBRID: EJ 7J905

LINE(s):

A/B.05037-08CS6476/6475

Royalty Calculation
	Base Rate	OTHER CONTRIBUTIONS*	AGRILIFE GENETIC CONTRIBUTION	Royalty Rate
Net Sales	[***]%	0%	50%	[***]%
License Income	[***]%	0%	50%	[***]%

*OTHER CONTRIBUTIONS
Name of Contribution	Deduction %
None	None

Total revenue: [$X]

Additional deductions for NET SALES from Article 1.12(f): None

NET SALES for BUSINESS YEAR: [$X]

Royalties due on NET SALES: [$X]

LICENSE INCOME for BUSINESS YEAR: [$X]

Royalties due on LICENSE INCOME: [$X]

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission